UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFFOR THE DELAWARE In Re. Tricida, Inc. Debtor(s) § § § § Case No. 23-10024 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/31/2023 Petition Date: 01/11/2023 Months Pending: 3 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 12 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Allison S. Mielke 04/21/2023 Allison S. Mielke Young Conaway Stargatt & Taylor, LLP 1000 N. King Street Wilmington, Delaware 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 1 of 17 ¨2¤? 87$5 $£« 2310024230421000000000004 Docket #0402 Date Filed: 04/21/2023 Exhibit 99.1

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 2 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$46,585,205	
b.	Total receipts (net of transfers between accounts)	$1,550,293	$2,189,824
c.	Total disbursements (net of transfers between accounts)	$2,115,699	$3,316,417
d.	Cash balance end of month (a+b-c)	$46,019,799	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$2,115,699	$3,316,417

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$50,279,688
e.	Total assets	$60,643,516
f.	Postpetition payables (excluding taxes)	$5,651,878
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$5,651,878
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$240,032,167
n.	Total liabilities (debt) (j+k+l+m)	$245,684,045
o.	Ending equity/net worth (e-n)	$-185,040,529

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$250,000	$485,000
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$250,000	$485,000

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$1,737,390	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$1,737,390	
d.	Selling expenses	$0	
e.	General and administrative expenses	$2,115,699	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-378,309	$-1,222,896

UST Form 11-MOR (12/01/2021) 2

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 3 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii						
	iii						
	iv						
	v						
	vi						
	vii						
	viii						
	ix						
	x						
	xi						
	xii						
	xiii						
	xiv						
	xv						
	xvi						
	xvii						
	xviii						
	xix						
	xx						
	xxi						
	xxii						
	xxiii						
	xxiv						
	xxv						
	xxvi						
	xxvii						
	xxviii						
	xxix						
	xxx						
	xxxi						
	xxxii						
	xxxiii						
	xxxiv						
	xxxv						
	xxxvi						

UST Form 11-MOR (12/01/2021) 3

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 4 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

	xxxvii						
	xxxvii						
	xxxix						
	xl						
	xli						
	xlii						
	xliii						
	xliv						
	xlv						
	xlvi						
	xlvii						
	xlviii						
	xlix						
	l						
	li						
	lii						
	liii						
	liv						
	lv						
	lvi						
	lvii						
	lviii						
	lix						
	lx						
	lxi						
	lxii						
	lxiii						
	lxiv						
	lxv						
	lxvi						
	lxvii						
	lxviii						
	lxix						
	lxx						
	lxxi						
	lxxii						
	lxxiii						
	lxxiv						
	lxxv						
	lxxvi						
	lxxvii						
	lxxvii						

UST Form 11-MOR (12/01/2021) 4

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 5 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

	lxxix						
	lxxx						
	lxxxi						
	lxxxii						
	lxxxii						
	lxxxiv						
	lxxxv						
	lxxxvi						
	lxxxvi						
	lxxxvi						
	lxxxix						
	xc						
	xci						
	xcii						
	xciii						
	xciv						
	xcv						
	xcvi						
	xcvii						
	xcviii						
	xcix						
	c						
	ci						

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$68,014	$69,907	$86,014	$91,422
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Carpmaels & Ransford LLP	Local Counsel	$826	$2,719	$826	$2,719
	ii	Resource Global Professionals	Financial Professional	$0	$0	$0	$3,515
	iii	Bryan Cave Leighton Paisner L	Local Counsel	$67,188	$67,188	$67,188	$67,188
	iv	Moss Adams	Financial Professional	$0	$0	$18,000	$18,000
	v						
	vi						
	vii						
	viii						
	ix						
	x						
	xi						
	xii						
	xiii						
	xiv						

UST Form 11-MOR (12/01/2021) 5

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 6 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

	xv						
	xvi						
	xvii						
	xviii						
	xix						
	xx						
	xxi						
	xxii						
	xxiii						
	xxiv						
	xxv						
	xxvi						
	xxvii						
	xxviii						
	xxix						
	xxx						
	xxxi						
	xxxii						
	xxxiii						
	xxxiv						
	xxxv						
	xxxvi						
	xxxvii						
	xxxvii						
	xxxix						
	xl						
	xli						
	xlii						
	xliii						
	xliv						
	xlv						
	xlvi						
	xlvii						
	xlviii						
	xlix						
	l						
	li						
	lii						
	liii						
	liv						
	lv						
	lvi						

UST Form 11-MOR (12/01/2021) 6

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 7 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

	lvii						
	lviii						
	lix						
	lx						
	lxi						
	lxii						
	lxiii						
	lxiv						
	lxv						
	lxvi						
	lxvii						
	lxviii						
	lxix						
	lxx						
	lxxi						
	lxxii						
	lxxiii						
	lxxiv						
	lxxv						
	lxxvi						
	lxxvii						
	lxxvii						
	lxxix						
	lxxx						
	lxxxi						
	lxxxii						
	lxxxii						
	lxxxiv						
	lxxxv						
	lxxxvi						
	lxxxvi						
	lxxxvi						
	lxxxix						
	xc						
	xci						
	xcii						
	xciii						
	xciv						
	xcv						
	xcvi						
	xcvii						
	xcviii						

UST Form 11-MOR (12/01/2021) 7

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 8 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$68,014	$71,529	$86,014	$91,422

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$16,667	$44,624
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$183,028	$382,085
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ☒ No ☐

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ☐ No ☒

c. Were any payments made to or on behalf of insiders? — Yes ☒ No ☐

d. Are you current on postpetition tax return filings? — Yes ☒ No ☐

e. Are you current on postpetition estimated tax payments? — Yes ☒ No ☐

f. Were all trust fund taxes remitted on a current basis? — Yes ☒ No ☐

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ☐ No ☒

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ☐ No ☒ N/A ☐

i. Do you have:
- Worker's compensation insurance? — Yes ☒ No ☐
  - If yes, are your premiums current? — Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
- Casualty/property insurance? — Yes ☒ No ☐
  - If yes, are your premiums current? — Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
- General liability insurance? — Yes ☒ No ☐
  - If yes, are your premiums current? — Yes ☒ No ☐ N/A ☐ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ☒ No ☐

k. Has a disclosure statement been filed with the court? — Yes ☒ No ☐

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ☒ No ☐

UST Form 11-MOR (12/01/2021) 8

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 9 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Annie Yoshiyama	Annie Yoshiyama
Signature of Responsible Party	Printed Name of Responsible Party
SVP, Finance and Chief Accounting Officer	04/21/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 10 of 17

Debtor's Name Tricida, Inc. Case No. 23-10024

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Tricida, Inc. Case No. 23-10024 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 11 of 17

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Tricida, Inc. Case No. 23-10024 PageFour PageThree Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 12 of 17

In re: Tricida, Inc. Case No. 23-10024 Balance Sheet As of March 31, 2023 ($ in thousands) March 31, 2023 Assets Current assets: Cash and cash equivalents 45,976 Short-term investments - Prepaid expenses and other current assets [1] 4,304 Total current assets 50,280 Long-term investments - Property and equipment, net 422 Operating lease right-of-use assets 9,942 Total assets 60,644 Liabilities and stockholders’ equity Current liabilities: Accounts payable 19,974 Current operating lease liabilities 2,839 Accrued expenses and other current liabilities 18,255 Preferred stock tranche obligation - Total current liabilities 41,068 Non-current Term Loan, net Convertible Senior Notes, net 195,810 Non-current operating lease liabilities 8,807 Other long-term liabilities - Total liabilities 245,685 Commitments and contingencies Stockholders’ equity: Stockholders' equity: - Preferred stock - Common Stock 58 Additional paid-in capital 751,451 Accumulated other comprehensive income (loss) (92) Accumulated deficit (936,458) Total stockholders’ equity (185,041) Total liabilities and stockholders’ equity 60,644 [1] Includes accrued interest as of 3/31/23 Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 13 of 17

In re: Tricida, Inc. Case No. 23-10024 Statement of Cash Receipts and Disbursements Summary Reporting Period: March 1, 2023 to March 31, 2023 ($ in thousands) March 31, 2023 Beginning Cash Balance 46,585$ Receipts Interest Income [1] 44 Sale of Assets 250 Other 1,256 Total Receipts 1,550 Operating Disbursements Payroll & Benefits 467 Rent & Utilities 403 Insurance - External Finance & HR 46 External Legal, Facilities & IT 91 Other Operating Disbursements 81 Professional Fees 1,029 US Trustee Fees - Other Non-Operating Disbursements - Total Disbursements 2,116 Net Cash Flow (566)$ Ending Cash Balance 46,019 Footnotes: [1] Includes accrued interest as of 3/31/23 Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 14 of 17

In re: Tricida, Inc. Case No. 23-10024 Statement of Operations Reporting Period: March 1, 2023 to March 31, 2023 ($ in thousands) March 31, 2023 Cash-Basis Gross Sales 1,737 Cost of goods sold - Gross profit 1,737 Selling expenses - General and administrative expenses (2,116) Other expenses - Depreciation and/or amortization (not included in 4b) - Interest & Fees - Taxes (local, state, and federal) - Reorganization items - Miscellaneous (Income) / Expense - Profit / (Loss) (379)$ Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 15 of 17

In re: Tricida, Inc. Case No. 23-10024 Summary of Cash Book Balances Reporting Period: March 31, 2023 [1] Account Description Entity Bank Account Number Book Balance Last 4 Digits as of 3/31/2023 Operational Tricida, Inc. Silicon Valley Bank 4984 1,261,655$ Assurance Account Tricida, Inc. Silicon Valley Bank 6340 4,000 Payroll Tricida, Inc. Silicon Valley Bank 9912 - Credit Card Collateral Account Tricida, Inc. Silicon Valley Bank 0797 50,000 Brokerage Account Tricida, Inc. US Bank 4395 44,660,414 Total 45,976,069$ [1] Balances exclude accrued interest Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 16 of 17

In re: Tricida, Inc. Case No. 23-10024 Additional Information Reporting Period: March 1, 2023 to March 31, 2023 Supplemental Information All Bank Statements and Bank Reconciliations for the Reporting Period /s/ Annie Yoshiyama April 21, 2023 Signature of Authorized Individual Date Annie Yoshiyama SVP Finance & Chief Accounting Officer Printed Name of Authorized Individual Title of Authorized Individual Part 7: Questionnaire a. Were any payment made on prepetition debt? Yes The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during the period. The Debtor's standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtor's bank accounts have been reconciled in accordance with its standard practice. All payments made on account prepetition debt during the period (and included in the disbursements reported herein) were authorized under “first day” orders entered by the United States Bankruptcy Court for the District of Delaware. These payments are not itemized, but will be provided to the Office of the United States Trustee upon request. The individual detail of these payments is not included in this document but will be made available to the Office of the United States Trustee upon request. Case 23-10024-JTD Doc 402 Filed 04/21/23 Page 17 of 17